Fitweiser, Inc.
A Development Stage Company
Financial Statements
For the Period from November 14, 2013 (Inception) to December 31, 2013

Index to the Financial Statements

Fitweiser, Inc.

(A Development Stage Company)

Contents	Page

Financial Statements:

Balance Sheet at December 31, 2013 (audited)	3

Statements of Operations for the Period November 13, 2013(inception) through December 31, 2013 (audited)	4

Statements of Stockholder's Equity for the Period November 13, 2013(inception) through December 31, 2013 (audited)	5

Statements of Cash Flows for the Period November 13, 2013(inception) through December 31, 2013 (audited)	6-7

Notes to Financial Statements	8-16

Report of Independent Registered Public Accounting Firm	17

Fitweiser, Inc.

(A Development Stage Company)

Balance Sheet

December 31, 2013
(Audited)
Assets
Current assets
Cash and cash equivalents	$63,063
Total Current assets	63,063

Deposits	7,500

Total Assets	$70,563

Liabilities and Deficit

Current liabilities
Accounts payable	$3,015
Related party accounts payable	7,500
Accrued expenses	16,300
Accrued interest	625
Short term notes payable	75,000
Total Current Liabilities	102,440

Commitments and Contingencies - Note 7
Fitweiser, Inc. Shareholder's Deficit

Common Stock, $0.001 par value; 75,000,000 shares authorized at
500,000 issued and outstanding 12/31/2013	500
Deficit accumulated during development stage	(32,377)
Total Deficit Fitweiser, Inc.	(31,877)
Total liabilities and deficit	$70,563

"The accompanying notes are an integral part of these financial statements"

Fitweiser, Inc.

(A Development Stage Company)

Statement of Operations

For the period November 14, 2013 (Inception)to December 31, 2013
(Audited)

Revenues	$0

Operating Expenses	31,752

Net Income(Loss) from Operations	(31,752)

Other Income(Expenses)
Interest Expense	(625)

Net Income(Loss) from Operations
Before Income Taxes	(32,377)

Tax Expense	0

Net Income(Loss)	$(32,377)

Basic and Diluted Loss Per Share	(0.06)

Weighted average number
of shares outstanding	500,000

"The accompanying notes are an integral part of these financial statements"

Fitweiser, Inc.

(A Development Stage Company)

Statement of Stockholder’s Deficit

For the Period from November 14, 2013 (Inception) to December 31, 2013

	Common Stock	Common Stock		Accumulated
	Shares	Amount	ACIP	Deficit	Total

Initial Balances November 14, 2013(inception)	0	$0	$0	$0	$0
Common stock issuance	500,000	500	0	0	500
Net loss 11/14/2013 to 12/31/2013	0	0	0	(32,377)	(32,377)

Balances December 31, 2013	500,000	$500	$0	$(32,377)	$(31,877)

"The accompanying notes are an integral part of these financial statements"

Fitweiser, Inc.

(A Development Stage Company)

Statement of Cash Flows

For the period November 14, 2013 (Inception)to December 31, 2013
(Audited)
Cash flows from operating activities:
Net income (loss)	$(32,377)

Increase(decrease) in accounts payable	3,015
Increase(decrease) in accounts payable related party	7,500
Increase(decrease) in accrued expenses	16,300
Increase(decrease) in accrued interest	625
Net cash used in operating activities	(4,937)

Cash flows from investing activities:
Initial payment on intangible assets	(7,500)
Net cash provided(used) by investing activities	(7,500)

Cash flows from financing activities:
Proceeds from notes payable	75,000
Proceed of sale of common stock	500
Net cash provided(used) by financing activities	75,500

Increase in cash and equivalents	63,063

Cash and cash equivalents at beginning of period	0

Cash and cash equivalents at end of period	$63,063

"The accompanying notes are an integral part of these financial statements"

Fitweiser, Inc.

(A Development Stage Company)

Statement of Cash Flows - Continued

For the period November 14, 2013 (Inception)to December 31, 2013
(Audited)

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION

None	$0

SUPPLEMENTAL DISCLOSURE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

None	$0

"The accompanying notes are an integral part of these financial statements"

Fitweiser, Inc.

(A Development Stage Company)

Notes to the Financial Statements

1.	Description of the Company

Description of Development Stage Operations

Fitweiser, Inc. (the “Company”, “We”, “Our”) was incorporated on November 14, 2013 in the state of Nevada. The Company is a developing stage entity that is engaged in the development and monetization of intellectual property worldwide. The Company’s Intellectual property (IP) portfolio consist of in-process patent applications and an agreement to acquired patents  covering analog and digital wireless communications and telecom, mobile technologies, security strategies and internet search and storage for business, consumer and government clientele. The Company’s patent applications are being developed internally.

Potential applications for our IP include dynamic, interactive and media-rich text, audio, video, and virtual content and systems delivery through landline/cable and wireless broadband, Wi-Fi, Bluetooth, Near Field Communication (NFC) and Rapidly Emerging Technologies, serving multiple industry sectors that can include portable apps used in smart device including cell phones and tablets for user-defined and offline communications that encompasses networking, input and output permission-base and/or restricted access, authentication, activation, recognition and monitory, demographic targeting, end-user, profiling, audience capturing, aggregation, sit and/or cloud based storage and search.

The Company is exposed to a number of risks during the normal conduct of its business considering its stage in the business life cycle. These risks include, but are not limited to: (1) its ability to obtain the capital necessary to fund its operations to a point where the business can generate positive cash flows and become self-sustaining; (2) its ability to successfully protect intellectual property associated with the Company’s technology and products; and (3) its ability to attract and retain employees with the technical and other capabilities necessary to execute its business plan.

Fitweiser, Inc.

(A Development Stage Company)

Notes to the Financial Statements

2.	Significant Accounting Policies

Basis of Presentation and Use of Estimates in the Financial Statements

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of these financial statements requires our management to make estimates and assumptions about future events that affect the amounts reported in the financial statements and related notes. Future events and their effects cannot be determined with absolute certainty. Therefore, the determination of estimates requires the exercise of judgment. We believe the following critical accounting policies affect its more significant judgments and estimates used in the preparation of financial statements.

Cash and cash equivalents

Cash and cash equivalents may include highly liquid investments that are readily convertible to known amounts of cash, and which are subject to an insignificant risk of changes in value due to interest rate, market price, or penalty on withdrawal. Amounts on deposit and available upon demand, or  negotiated to provide for daily liquidity without penalty, are classified as Cash and cash equivalents.

No items of Other Comprehensive Income and Loss

The Company has no items of other comprehensive income loss for the period from November 14, 2013 (inception) to December 31, 2013. Therefore, the net loss as presented in the Company’s Statement Operations equals comprehensive loss.

Income Taxes

The Company accounts for its income taxes under the provisions of ASC Topic 740, “Income Taxes.” The method of accounting for income taxes under ASC 740 is an asset and liability method. The asset and liability method requires the recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases of other assets and liabilities.

Loss Per Share

The Company reports earnings (loss) per share in accordance with ASC Topic 260-10, "Earnings per Share." Basic earnings (loss) per share is computed by dividing income (loss) available to common shareholders by the weighted average number of common shares available.  At December 31, 2013, the Company did not have any potentially dilutive common shares.

Fitweiser, Inc.

(A Development Stage Company)

Notes to the Financial Statements

Revenue Recognition

Product revenues will be earned and recognized in accordance with FASB ASC Topic 605 Revenue Recognition and Concepts Statement 5, Recognition and Measurement in Financial Statements of Business Enterprises, paragraph 83(b) states that “an entity’s revenue-earning activities involve delivering or producing goods, rendering services, or other activities that constitute its ongoing major or central operations, and revenues are considered to have been earned when the entity has substantially accomplished what it must do to be entitled to the benefits represented by the revenues”.

Business segments

ASC 280, “Segment Reporting” requires use of the “management approach” model for segment reporting. The management approach model is based on the way a company’s management organizes segments within the company for making operating decisions and assessing performance. The Company determined it has one operating segment as of December 31, 2013.

Fair Value of Financial Instruments

The Company’s financial instruments at December 31, 2013 consist principally of short term instruments which are financial liabilities with carrying values that approximate fair value.  The Company determines the fair value of these liabilities based on the effective yields of similar obligations. The Company believes all of the financial instruments’ recorded values approximate fair market value because of their nature and respective durations.

The Company complies with the provisions of ASC No. 820-10 (“ASC 820-10”), “Fair Value Measurements and Disclosures.”  ASC 820-10 relates to financial assets and financial liabilities. ASC 820-10 defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (GAAP), and expands disclosures about fair value measurements. The provisions of this standard apply to other accounting pronouncements that require or permit fair value measurements and are to be applied prospectively with limited exceptions.

 ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820-10 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions, about market participant assumptions, which  are developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820-10 are described below:

 Level 1. Valuations based on quoted prices in active markets for identical assets or liabilities that an entity has the ability to access.

Fitweiser, Inc.

(A Development Stage Company)

Notes to the Financial Statements

 Level 2. Valuations based on quoted prices for similar assets or liabilities, quoted prices for identical assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable data for substantially the full term of the assets or liabilities.

 Level 3. Valuations based on inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Recent Accounting Pronouncements

In January 2013, the FASB issued Accounting Standards Update (“ASU”) No. 2013-01, Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, which includes bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement. This guidance is effective for our fiscal year beginning January 24, 2013. We do not believe that the adoption of this guidance will have a material impact on our financial statements.

In February 2013, the FASB issued ASU No 2013-02, Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which provides additional disclosure requirements for items reclassified out of AOCI. This guidance is effective for our fiscal year beginning January 24, 2013. We do not believe that the adoption of this guidance will have a material impact on our financial statements.

 In February 2013, the FASB issued Accounting Standards Update No 2013-04, Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date. This update will require an entity to record an obligation resulting from joint and several liability arrangements at the greater of the amount that the entity has agreed to pay or the amount the entity expects to pay. Additional disclosures about joint and several liability arrangements will also be required. This guidance is effective for the company beginning January 1, 2014, and is to be applied retrospectively for obligations that exist at the date of adoption. We do not believe that the adoption of this guidance will have a material impact on our  financial statements.

In July 2013, the FASB issued ASU n. 2013-11, Presentation of an Unrecognized tax Benefit When a Net Operating Loss Carryforward, a Similar Tax Loss, or a Tax Credit Carryforward Exists (“ASU 2013-11”). ASU 2013-11 requires the netting of unrecognized tax benefit (“UTBs”) against deferred tax assets for a loss and re other Carryforward that would apply settlement of the uncertain tax positions. UTBs. ASI 2013-11 is effective for years, including interim periods within those years, beginning after December 15, 2013. We do not believe that the adoption of this guidance will have a material impact on our  financial statements.

Fitweiser, Inc.

(A Development Stage Company)

Notes to the Financial Statements

3.	Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. Currently, the Company has not established any revenue source and has incurred operating losses, and as of December 31, 2013 the Company had a working capital deficit of $39,377 and an accumulated deficit of $32,377. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management believes that the Company’s capital requirements will depend on many factors including the success of the Company’s development efforts and its efforts to raise capital. Management also believes the Company needs to raise additional capital for working capital purposes. There is no assurance that such financing will be available in the future.   The conditions described above raise substantial doubt about our ability to continue as a going concern. The financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

4.	Income Taxes

Deferred income tax assets and liabilities are computed annually for differences between financial statement and tax bases of assets and liabilities that will result in taxable or deductible amounts in the future based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the tax payable or refundable for the period plus or minus the change during the period in deferred tax assets and liabilities.

 The effective tax rate on the net loss before income taxes differs from the U.S. statutory rate as follows:

12/31/2013

U.S statutory rate	35%
Less valuation allowance	(35)%
Effective tax rate	0%

The significant components of deferred tax assets and liabilities are as follows:

12/31/2013
Deferred tax assets

Net operating losses	$32,377

Deferred tax liability	-
Net deferred tax assets	11,332
Less valuation allowance	(11,332)
Deferred tax asset - net valuation allowance	$-

Fitweiser, Inc.

(A Development Stage Company)

Notes to the Financial Statements

The Company has a net operating loss carryover of approximately $32,377 available to offset future income for income tax reporting purposes, which will expire in various years through 2032, if not previously utilized. However, the Company’s ability to use the carryover net operating loss may be substantially limited or eliminated pursuant to Internal Revenue Code Section 382.

The Company adopted the provisions of ASC 740-10-50, formerly FIN 48, and “Accounting for Uncertainty in Income Taxes”. The Company had no material unrecognized income tax assets or liabilities as of December 31, 2013.

The Company’s policy regarding income tax interest and penalties is to expense those items as general and administrative expense but to identify them for tax purposes. During the period November 14, 2013(inception) through December 31, 2013, there were no income taxes, or related interest and penalty items in the income statement, or liabilities on the balance sheet. The Company files income tax returns in the U.S. federal jurisdiction and Nevada state jurisdiction.  We are not currently involved in any income tax examinations.

5.	Short Term Note Payable

On November 29, 2013, the company issued an unsecured promissory note payable to an individual for $75, 000. The note payable bears interest at 10 % per annum and all principal and accrued interest is due on December 1, 2014. Since the term of the note payable is less than 12 moths, the entire amount of the principal and accrued interest is presented as a current liability. At December 31, 2013 accrued interest on the note payable is $625.
The note payable contains language which indicates that both parties have discussed in principal the terms of a conversion provision to the note payable, but only in the event that both parties execute a separate agreement. Until such an agreement is executed. The note payable is not convertible into common stock of the Company.

6.	Related Party Transactions

Sale of Common Stock77

Upon incorporation, the founder of the Company, who is also the CEO and Chairman, purchased 500,00 shares of the company’s common stock for a total of $500 at a per share cash price of $0.001.

Fitweiser, Inc.

(A Development Stage Company)

Notes to the Financial Statements

Technology Assignment Release Agreement

As discussed in Note 7, the Company has agreed to the terms of a technology assignment agreement with an individual who is the owner of two patent applications. The technology assignment agreement was originally negotiated by an entity owned by the CEO of the Company, which is a related party. As consideration for negotiating the agreement, and in concert with the Company entering into the technology assignment with the patent application holder, the Company simultaneously entered into a release agreement with the entity owned by the CEO of the Company which released all rights and claims the entity owned by the CEO had to the patent applications. As consideration for the release all rights and claims, the entity owned by the CEO of the company received a non-refundable payment of $7,500. Additionally, if the Company is able to successfully execute the technology assignments agreement, which is to be completed on or before July 31, 2014, the entity owned by the CEO will receive $67,500 within five business days of the execution of the technology assignment agreement. The entity owned by the CEO of the Company will also receive a royalty and lump-sum payment on the future commercial product sales similar to the seller of the intellectual property. The initial payment of $7,500 was satisfied in January 2014 and is presented as a related party payable on the balance sheet at December 31, 2013

7.	Commitments and Contingencies

None

Technology Assignment Agreement

The Company has agreed to the terms of a technology assignment agreement with an individual who is the owner of two patent applications relating to technology for resistance exercise equipment. The agreement is contingent on the Company executing a first round of financing no later than July 31, 2014. The agreement may be terminated by the owner of the patent application if the financing has no taken place before August 31, 2014. Upon closing of the technology assignment agreement, the Company shall pay cash payment of $50, 000 and enter into a five-year consulting service agreement with the owner of the patent applications for support services in developing technology. The consulting service agreement includes time commitment minimums at $150 per hour and contains a performance bonus provision of up to $50, 000 based on the first date of production of the primary unit. The Company will also pay a royalty and lump-sum payment to the seller on future commercial product sales.

8.	Subsequent Event

In accordance with ASC 855, the Company evaluated subsequent events through May 28, 2014, the date these financial statements were issued. With the expectation of the matters discussed below, there were no material subsequent events that required recognition or additional disclosure in these financial statements.

Related Party Consulting Agreements and Equity Issuances

Fitweiser, Inc.

(A Development Stage Company)

Notes to the Financial Statements

In January 2014, the Company entered into a one-year consulting services agreement with the CEO and Chairman that included a $500 non-refundable payment and the issuance of 40,500,000 shares of one-year restricted common stock for the service provided during January valued at $40,500 ($0.001 per share).  The agreement also includes a $3,000 per month payment, of which payment will be deferred until the Company closes a first round of qualified financing which is expected to occur by July 31, 2014. Upon closing of the financing, the agreement will then adjust to a $90, 000 per year fee for the CEO and Chairman, in month payments of $7, 500 per month pro-rated for the remaining term of the agreement.

Also in January 2014, the Company entered into one-year consulting services agreement with an immediate family member of the CEO to serve as the company’s customer relations  manager. The agreement calls for a $1, 500 per month payment to be made to the consultant. Also as per agreement, the Company issued 200,000 shares of one-year restricted common stock for services provided during January 2014 valued at $200 ($0.001 per share) and 600,000 shares of three-year restricted common stock for services to be provided over the duration of the agreement valued at $600 ($0.001 per share). The agreement may be terminated by the Company for $1 if a qualified round of financing is not completed by July 31, 2014. The Company’s Chairman retains the voting rights of all restricted common stock until either the restrictions lapse removed the s at end the of lapse or both parties mutually agree to relinquish the right.

Officer and Advisor Consulting Agreement and Equity

In January 2014, the Company entered into eight consulting agreements with third parties to become officers and/or advisors to the Company. In total these consulting agreements included non-refundable cash payments of $2,200, the issuance of 9,250,000 ($0.001 per share) shares of one-year restricted common stock and 16,500,000 shares of three year restricted common stock of services to be provider over the duration of agreements may be terminated by the Company and 16, 900, 000 of the shares issued are subject to repurchase by the company for a total of $404 of a qualified round financing is not completed by July 31, 2014. The company Chairman retains the voting right of all restricted common stock until either the restriction lapses or both parties agree to relinquish the right.

Merger Consultant Agreement and Equity Issuances

Also in January 2014, the Company entered into an agreement with an entity for merger consulting services. The consulting agreement includes a cash payment of $145,000 which becomes due and payable upon closing of the first round of financing, with $70, 000 due at the financing closing and the remaining $75,000 to be paid no later than January 31, 2015. As part of the agreement, the entity purchased 1,000,000 shares of restricted common stock for $1,000 cash ($0.001 per share) and the Company issued 6,450,000 shares of restricted common stock for service provided during January 2014 valued at $6,450 ($0.001 per share). The company Chairman retains the voting right od all restricted common stock until either the restriction lapses or both parties agree to relinquish the right.

Fitweiser, Inc.

(A Development Stage Company)

Notes to the Financial Statements

Letter of Intent

In February 2014, the Company entered into a letter of intent to confirm the terms of an agreement and Plan of Merger (the Merger) with Royal Bees, Inc. (Royal Bees), a Nevada corporation. The Agreement calls for Royal Bees to exchange approximately 83 % of its total issued and outstanding common stock for 100% of the Company’s issued and outstanding common stock in a tax free exchange. The designees of Royal Bees will also receive $145, 000 in cash payable by the Company within twelve months of the executed Merger.  The Company has the option to satisfy the $145, 000 payable with 725, 000 shares ($0.20 per share) of post-Merger common stock of the Company, The letter of Intent was originally effective through February 28, 2014 and was subsequently extended through May 28, 2014.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Fitweiser, Inc.

We have audited the accompanying balance sheets of Fitweiser, Inc. (“the Company”) as of December 31, 2013  and the related statements of operations,  stockholders' equity, and cash flows for the period November 14, 2013(inception) through December 31, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal controls over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Fitweiser, Inc. as of  ended December 31, 2013 and the results of its operations, stockholders' equity, and its cash flows for the period November 14, 2013(inception) through December 31, 2013, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3, the Company has incurred significant losses since inception of $32,377 and has a working capital deficit of $39,377. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ John Scrudato CPA

Califon, New Jersey
May 28, 2014